Filed pursuant to Rule 497(e) and 497(k)
File Nos. 811-22310; 333-182274

Supplement dated May 7, 2020 to the
Prospectus
each dated January 31, 2020, as previously supplemented, of the
ETFMG Prime Junior Silver Miners ETF (SILJ)
ETFMG Prime Cyber Security ETF (HACK)
ETFMG Prime Mobile Payments ETF (IPAY)
ETFMG Alternative Harvest ETF (MJ)
BlueStar Israel Technology ETF (ITEQ)
Etho Climate Leadership U.S. ETF (ETHO)
Wedbush ETFMG Video Game Tech ETF (GAMR)
AI Powered Equity ETF (AIEQ)
Prospectus
dated February 10, 2020, as previously supplemented, of the
ETFMG Travel Tech ETF (AWAY)
Prospectus
dated April 7, 2020 of the
Wedbush ETFMG Global Cloud Technology ETF (IVES)
Prospectus
dated June 24, 2019, as previously supplemented, of the
ETFMG Sit Ultra Short ETF (VALT)
Effective immediately the “Litigation” section is revised to read as follows:
Litigation

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims.
The Adviser and its parent, ETFMG, were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest. The Court also denied Plaintiff’s requests for punitive damages and equitable relief.
On May 1, 2020, Nasdaq, PureShares LLC (“PureShares”), and ETFMG announced a global settlement that resolves all claims in both the PureShares action and the Nasdaq action. The settlement is subject to future negotiations and approvals among independent third parties. As part of the settlement, Nasdaq and ETFMG have agreed to certain cash payments from ETFMG to Nasdaq and PureShares, and have executed an asset purchase agreement to transfer certain ETFMG intellectual property and related assets, to a Nasdaq affiliate. The transaction is expected to close in the last half of 2020.
Effective immediately for Etho Climate Leadership U.S. ETF, the Principal Investment Strategies section, fifth paragraph, is revised to read as follows:
The Index is reconstituted annually in April. At the time of each reconstitution, the companies in the Index are equal weighted.

Please retain this Supplement with your Prospectus and Summary Prospectus